UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 25, 2004	000-31845
Date of Report (Date of earliest event reported)	Commission File Number

CAYUGA ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	91-2058237
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

2314 GREEN AVE.

BENSALEM, PENNSYLVANIA  19020

(Address of Principal Executive Offices)  (Zip Code)

(918) 336-1773

(Registrant’s telephone number, including area code)

ITEM 1.

CHANGES IN CONTROL OF REGISTRANT.

On February 11, 2004, the then sole shareholder, officer and director, Michael Primavera of Cayuga Acquisition Corporation (“Cayuga/Company”) appointed Mr. Keith R. Feilmeier as a Director of Cayuga and to serve as Cayuga’s President.  Mr. Jerry M. Suess was also elected to serve as a Director and as Secretary/Treasurer.  Thereafter, effective as of the closing of business on February 11, 2004, Michael Primavera resigned as the Company’s sole officer and as a Director of the Company.  Michael Primavera’s resignation did not involve any disagreement with the Company on any matter related to Cayuga’s operations, policies or practices.

On February 11, 2004, the shareholder agreement between Cayuga Acquisition Corporation and Michael Primavera, a former director, officer and shareholder of the company dated June 29, 2000, was terminated.

Upon completing the events described above, a change of control of Cayuga resulted.

ITEM 5.

CHANGE IN NAME OF REGISTRANT.

The Board of Directors recommended to the registrant shareholders, and on the 30th day of January, 2004, all of the shareholders of the registrant approved a Resolution to amend the registrant’s Articles of Incorporation to:

--

change the registrant’s name from “Cayuga Acquisition Corporation” to “Gabriel Technologies Corporation”

Reason for the name change:

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHBIITS.

(a)

Not applicable

(b)

No applicable

(c)

Exhibits

EXHIBIT

NUMBER

DESCRIPTION

3.1

Articles of Incorporation (1)

3.1.1

Certificate of Amendment of the Articles of Incorporation dated the 30th day of January, 2004 *

3.2

Bylaws (1)

3.3

Specimen Stock Certificate (1)

10.1

Agreement with Michael Primavera (1)

10.2

Shareholder Agreement (1)

*

Filed with this Form 8-K

(1)

Filed as an exhibit to the Company’s Form 10-SB, filed with the Securities and Exchange Commission on November 1, 2000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant ahs duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

February 25, 2004

GABRIEL TECHNOLOGIES CORPORATION

/s/  Keith R. Feilmeier

Keith R. Feilmeier, President

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EXHIBIT 3.1.1

CERTIFICATE OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION

OF

CAYUGA ACQUISITION CORPORATION

The undersigned, being the President and Secretary of Cayuga Acquisition Corporation, a corporation existing under the laws of the State of Nevada, do hereby certify and declare as follows:

1.

The amendment to the Articles of Incorporation of Cayuga Acquisition Corporation set forth below was approved unanimously by the Board of Directors of the Corporation effective as of January 30, 2004.

2.

The amendment to the Articles of Incorporation set forth below was approved by a majority consent of the shareholders of the Corporation executed on January 30, 2004.

3.

The Corporation has only one class of stock outstanding, designated Common Stock.  Five Hundred Thousand (500,000) shares of Common Stock were outstanding as of the date of execution of the above-referenced shareholders’ consents.  Five Hundred Thousand (500,000) shares were represented by the Consent.

4.

Of the Five Hundred Thousand (500,000) shares outstanding, Five Hundred Thousand (500,000) of the outstanding shares of the Corporation’s Common Stock voted in favor of the amendment to the Articles of Incorporation set forth below.

5.

Article I of the Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

The name of the Corporation is

Gabriel Technologies Corporation

IN WITNESS WHEREOF, I have signed this Certificate of Amendment this 30th day of January 2004.

/s/  Michael J. Primavera

Michael J. Primavera

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